PAR VALUE OF $.01                                             PAR VALUE OF $.01

   NUMBER                                                           SHARES
  CF_____                                                           ______

COMMON STOCK                                                     COMMON STOCK

               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                     CONSOLIDATED FREIGHTWAYS CORPORATION

                                                              CUSIP 209232 10 7
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the registered owner of                                              shares

              OF THE FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF

Consolidated Freightways Corporation, transferable on the books of said Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the signatures of its duly authorized officers.
                                                           Dated:



--------------------------                              -----------------
VICE PRESIDENT AND SECRETARY                               CHAIRMAN


                                                  COUNTERSIGNED AND REGISTERED:

                                                       THE BANK OF NEW YORK
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                                           AUTHORIZED SIGNATURE




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                     CONSOLIDATED FREIGHTWAYS CORPORATION

     A full statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes of shares of the Corporation, including the Common Stock, ownership of which is represented by this Certificate, and the Preferred Stock, and upon the respective holders thereof, may be obtained by any shareholder upon request and without charge from the Secretary of the Corporation, at the principal office of the Corporation. The following is only a summary of certain of these rights, preferences and restrictions.

     1. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the holders of shares entitled to vote as set forth in the Articles of Incorporation.

     2. The Board of Directors has the authority to fix the number of shares of any series of Preferred Stock, to determine the designation of such series and to determine or alter the rights, preferences, privileges and restrictions upon any wholly unissued series of Preferred Stock.

     _____________________________________________________________________

                               ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -______Custodian______
TEN ENT - as tenants by the entireties                    (Cust)        (Minor)
JT TEN  - as joint tenants with the               under Uniform Gifts to Minors
          right of survivorship and
          not as tenants in common                Act__________________________
                                                              (State)

   Additional abbreviations may also be used though not in the above list.

   _______________________________________________________________________

     For Value Received, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|________________________________________

_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________________________

                                        _______________________________________

Dated __________________________________

                                        _______________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.